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                                                                     Exhibit 4.4

                             CERTIFICATE OF TRUST OF
                       KINGSWAY FINANCIAL CAPITAL TRUST I

         The undersigned, the trustees of Kingsway Financial Capital Trust I on the date hereof, desiring to form a statutory trust pursuant to the Delaware Statutory Trust Act, 12 Del. C. Section 3801, et seq. (the "Trust Act"), hereby certify as follows:

     1. Name: The name of the statutory trust formed hereby is Kingsway Financial Capital Trust I.

     2. Delaware Trustee: The name and business address of the trustee of the Trust that has its principal place of business in the State of Delaware are as follows: The Bank of New York (Delaware), White Clay Center, Route 273, Newark, Delaware 19711.

     3. Effective Date. This Certificate of Trust shall be effective upon filing with the Secretary of State.

         In witness whereof, the undersigned trustees have executed this Certificate of Trust in accordance with Section 3811 of the Trust Act.

Dated October 18, 2002       THE BANK OF NEW YORK (DELAWARE), as
                             Delaware Trustee and not in its individual capacity

                             By:  /s/  William T. Lewis
                                 -----------------------------------------------
                                 Name:  William T. Lewis
                                 Title:  Senior Vice President

                                  /s/  James R. Zuhlke
                             ---------------------------------------------------
                             James R. Zuhlke, not in his individual capacity
                             but solely as trustee


                                  /s/  Brian K. Williamson
                             ---------------------------------------------------
                             Brian K. Williamson, not in his individual capacity but solely as trustee


                                  /s/  Kelly A. Marketti
                             ---------------------------------------------------
                             Kelly A. Marketti, not in her individual capacity but solely as trustee